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                                                                   EXHIBIT 10.19


                         AMENDMENT TO SECURITY AGREEMENT

         THIS AMENDMENT, entered into as of July 31, 1997, by and among HORIZON ACQUISITION CORP., a Georgia corporation ("HAC"); NEOSTAR HOLDING, INC., a Delaware corporation and successor in interest through merger to Neostar Medical Technologies, Inc., a Delaware corporation, ("Neostar"); JOSEPH D. PIKE ("Pike"); THOMAS F. DARDEN, II ("Darden"); WILLIAM W. WELLS, as Trustee of the Wells Family Trust ("Wells"); and LANCE J. BRONNENKANT ("Bronnenkant");

         WHEREAS, the parties are parties to that certain Security Agreement dated October 24, 1995 ("Security Agreement");

         WHEREAS, the parties desire to amend the Security Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration for the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Section 2 of the Security Agreement is hereby amendment by amending and restating such Section 2 in its entirety as follows:

                    2. Indebtedness Secured. The Security Interest granted by Debtor secures payment of any and all indebtedness and liabilities of Debtor to the Secured Party pursuant to the Purchase Price Note and the Non-Competition Agreements, as may be amended from time to time by the parties thereto (the "Indebtedness").

         2. Unless expressly amended herein, all other provisions in the Security Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         3. The Collateral described in the Security Agreement is located at HAC's offices at One Horizon Way, Manchester, Georgia 31816.

         4. This Amendment contains the entire agreement and understanding between the parties respecting the subject matter hereof and supersedes all prior and collateral agreements and understandings, regardless of form or nature, between the parties respecting that subject matter. No extension, amendment, modification, or supplement to this Amendment will be effective unless made in writing signed by the parties hereto. This Amendment will be binding on and inure to the benefit to the parties hereto and their respective successors and assigns. This Amendment may be executed in multiple counterparts, each of which will constitute an original, but all of which together will constitute one and the same agreement. The validity, construction, and enforcement of this Amendment and all matters related thereto or in connection therewith will be governed by the laws of the State of Georgia.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first set forth above.

ATTEST:                                   HORIZON ACQUISITION CORP.



/s/ [unreadable]                          By: /s/ [unreadable]
------------------------                     -----------------------------------

Title: Secretary                          Title: President
      ------------------                        --------------------------------


ATTEST:                                   NEOSTAR HOLDING, INC.


                                          By:/s/ Joseph D. Pike
------------------------                     -----------------------------------

Title:                                    Title:
      ------------------                        --------------------------------

                                          /s/ Joseph D. Pike
------------------------                  --------------------------------------
Witness                                   Joseph D. Pike

/s/[unreadable]                           /s/ Thomas F. Darden, II
------------------------                  --------------------------------------
Witness                                   Thomas F. Darden, II

                                          /s/ William W. Wells
------------------------                  --------------------------------------
Witness                                   William W. Wells, as Trustee of the
                                          Wells Family Trust

/s/ [unreadable]                          /s/ Lance J. Bronnenkant
------------------------                  --------------------------------------
Witness                                   Lance J. Bronnenkant